Exhibit 10.10.1

NOTICE OF FACILITY REDUCTION

January 15, 2020

Blackstone Holdings Finance Co. L.L.C.

345 Park Avenue

New York, New York 10154

Attn: Jeff Iverson

RE:   Uncommitted Unsecured Line of Credit Agreement, dated January 23, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Line of Credit Agreement”), among Blackstone Holdings Finance Co. L.L.C., as lender (the “Lender”), Blackstone Real Estate Income Trust, Inc., as borrower, and the other borrowers from time to time party thereto.

Ladies and Gentlemen:

The undersigned borrower (the “Borrower”) hereby notifies the Lender that the Borrower is reducing the facility size in the amount of $100,000,000 (the “Facility Reduction”), decreasing the Line (as defined in the Line of Credit Agreement) from $250,000,000 to $150,000,000, such Facility Reduction to be effective as of the date hereof.

[Remainder of Page Intentionally Left Blank.

Signature Page(s) Follow.]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Facility Reduction as of the date first written above.

BORROWER:

BLACKSTONE REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Paul Quinlan
Name: Paul Quinlan
Title: Authorized Signatory

BREIT Facility – Notice of Facility Reduction

ACKNOWLEDGED AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

BLACKSTONE HOLDINGS FINANCE CO. L.L.C.

By:	/s/ Matthew Skurbe
Name: Matthew Skurbe
Title: Authorized Signatory

BREIT Facility – Notice of Facility Reduction